SUPPLEMENT DATED SEPTEMBER 21, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(as supplemented on March 20, 2009, May 4, 2009, June 19, 2009,
August 10, 2009, and August 25, 2009)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

On or about October 1, 2009, ClearBridge Advisors, LLC will begin serving as an additional sub-advisor to the LargeCap Blend Fund II. At that time, add the following to the Statement of Additional Information:

Sub-Advisor:	ClearBridge Advisors, LLC, 620 8th Avenue, New York, NY 10018 is registered as an investment adviser under the Advisers Act. ClearBridge Advisors, LLC is a wholly-owned subsidiary of Legg Mason, Inc.

Fund(s):	a portion of the assets of LargeCap Blend II
----------------------------

On September 16, 2009, Guggenheim Investment Management, LLC began serving as an additional sub-advisor to the Global Diversified Income Fund. Add the following to the Statement of Additional Information:

Sub-Advisor:	Guggenheim Investment Management, LLC (“Guggenheim”) was founded in 2001. Its main office is located at 135 East 57th Street, 6th Floor, New York, New York 10022.
Guggenheim is controlled by Guggenheim Capital, LLC.

Fund(s):	a portion of the assets of Global Diversified Income
----------------------------

On or about October 1, 2009, Thompson, Siegel & Walmsley LLC (“TS&W”) will begin serving as an additional sub-advisor to the LargeCap Value Fund I. At that time, add the following to the Statement of Additional Information:

Sub-Advisor:	Thompson, Siegel & Walmsley LLC (“TS&W”). TS&W is located at 6806 Paragon Place,
Suite 300, Richmond, VA 23230. TS&W is a limited liability company and a SEC registered investment advisor founded in 1969. TS&W offers investment advisory services to governmental, institutional, corporate and individual clients. TS&W is a majority owned subsidiary of Old Mutual (US) Holdings Inc., a subsidiary of Old Mutual plc.

Fund(s):	a portion of the assets of LargeCap Value I

On or about September 23, 2009, Tortoise Capital Advisors, L.L.C. will begin serving as an additional sub-advisor to the Global Diversified Income Fund. At that time, add the following to the Statement of Additional Information:

Sub-Advisor:	Tortoise Capital Advisors, L.L.C. (“Tortoise”) is located at 11550 Ash Street, Suite 300,
Leawood, Kansas 66211. Tortoise specializes in managing portfolios of investments in
MLPs and other energy companies. Tortoise was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Tortoise is managed by its five managing directors and is wholly-owned by Tortoise Holdings, LLC. Mariner Holdings,
LLC owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by Tortoise's five managing directors and certain other senior Tortoise employees.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisory Agreements for the Funds

Funds for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor

Table D

On September 15, 2009, remove the High Yield line item.

All other Funds

On or about October 1, 2009, add the following fee schedule: ClearBridge Advisors, LLC for the LargeCap Blend Fund II:

		Assets
First	Next	Over
$250 million	$250 million	$500 million
0.25%	0.20%	0.15%

On September 16, 2009, add the following fee schedule:

Guggenheim Investment Management, LLC for the Global Diversified Income Fund (high yield portion):

All Assets
0.30%

On or about October 1, 2009, add the following fee schedule:

Thompson, Siegel & Walmsley LLC (“TS&W”) for LargeCap Value Fund I:

First	Over
$500 million	$500 million
0.20%	0.15%

On or about September 23, 2009, add the following fee schedule:

Tortoise Capital Advisors, L.L.C. for the Global Diversified Income Fund (MLP portion):

		Assets
First	Next	Over
$25 million	$25 million	$50 million
1.00%	0.85%	0.75%

However, so long as the Fund’s assets under management by Tortoise equal or exceed $75 million, the fee shall be 0.75% on all assets.

MULTIPLE CLASS STRUCTURE Add the following to the bottom of page 97:

The Distributor has contractually agreed to limit its Distribution and/or Service Fees (“12b-1 fees”) to the extent necessary to limit the total 12b-1 fees (expressed as a percent of average net assets on an annualized basis) to the following level for the following Funds ending on the disclosed date:

Fund	Class	12b-1 Fees	Date
Mortgage Securities Fund*	A	0.15%	April 30, 2010

*	On or about September 30, 2009, the Mortgage Securities Fund will change its name to the Government & High Quality Bond Fund.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

On or about October 1, 2009, add the following:

Sub-Advisor: ClearBridge Advisors, LLC

This information is as of June 30, 2009.

Other Accounts Managed
			Number of	Total Assets of the
		Total Assets	Accounts that	Accounts that base
	Total	in the	base the	the Advisory Fee on
	Number of	Accounts (in	Advisory Fee on	Performance
	Accounts	$ millions)	Performance	(in $ millions)
Michael Kagan
LargeCap Blend Fund II
Registered investment companies	2	$473	1	$451
Other pooled investment vehicles	2	$17	0	N/A
Other accounts	17	$3	0	N/A

Scott Glasser
LargeCap Blend Fund II
Registered investment companies	4	$5,249	0	N/A
Other pooled investment vehicles	1	$54	0	N/A
Other accounts	13,132	$2,021	0	N/A

Conflicts of Interest

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Potential Conflicts of Interest

     Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the funds sub-advised by ClearBridge.

     ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the firm and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures and procedures relating to side by side

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management of accounts with differing strategies that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include: Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, such as an initial public offering, the opportunity may be allocated among several funds or accounts, including other accounts the sub-adviser manages, which may limit a fund’s ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In order to obviate the potential conflict of interest, the sub-adviser has adopted a policy prohibiting a portfolio manager from selling short a security held long in other accounts s/he manages. However, such portfolio manager may sell short a security held by other accounts managed by the sub-adviser which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Broker/Dealers. ClearBridge may execute trades with broker/dealers which provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that ClearBridge determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of ClearBridge’s fee differs among funds and/or accounts (such as where certain funds or accounts pay higher fees or performance-based fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For those reasons, ClearBridge has adopted policies and procedures reasonably designed to enable funds/accounts to share equitably in investment opportunities.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if

4

  compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation

     ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

     Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

     The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).

     The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

     Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

     For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indexes.

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Deferred Award

     Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

     For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.

     Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by
Portfolio Manager	(list each fund on its own line)	the Portfolio Manager
Scott Glasser	Large Cap Blend Fund II	None
Michael Kagan	Large Cap Blend Fund II	None

On September 16, 2009, add the following:
Sub-Advisor: Guggenheim Investment Management, LLC (“Guggenheim”)

This information is as of August 31, 2009.

	Other Accounts Managed
			Number of	Total Assets of the
		Total Assets	Accounts that	Accounts that base
	Total	in the	base the	the Advisory Fee on
	Number of	Accounts (in	Advisory Fee on	Performance
	Accounts	$ millions)	Performance	(in $ millions)
Patrick Mitchell
Global Diversified Income Fund	14	937.4	5	138.6
Registered investment companies	4	467.4	0	0
Other pooled investment vehicles	2	25.2	1	14.3
Other accounts	8	444.8	4	124.3

Richard Lindquist
Global Diversified Income Fund	14	937.4	5	138.6
Registered investment companies	4	467.4	0	0
Other pooled investment vehicles	2	25.2	1	14.3
Other accounts	8	444.8	4	124.3

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Conflicts of Interest

1.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Each portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of Principal Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as Principal Fund’s portfolio or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by Principal Fund’s portfolio. While the Portfolio Managers' management of the other accounts may give rise to the following potential conflicts of interest, Guggenheim does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Guggenheim believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of Principal Fund’s portfolio. Because of their position with the portfolio, the Portfolio Managers know the size, timing, and possible market impact of the portfolio’s trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the other accounts and to the possible detriment of Principal Fund’s portfolio. However, Guggenheim has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers' management of Principal Fund’s portfolio and the other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over Principal Fund’s portfolio. This conflict of interest may be exacerbated to the extent that Guggenheim or the Portfolio Managers receive, or expect to receive, greater compensation from their management of other accounts than the portfolio. Notwithstanding this theoretical conflict of interest, it is Guggenheim's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Guggenheim has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Brokerage. Investment decisions for a client are made in accordance with the investment objectives, guidelines, and restrictions governing specific client accounts and are independent of investment decisions made for other clients. However, because investment decisions frequently affect more than one account, it is inevitable that, at times, it will be desirable to acquire or dispose of the same security for more than one client account at the same time. In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.

Guggenheim shall consider numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients. When selecting a broker, Guggenheim shall consider the full range and quality of a broker’s services, including execution capability, price, financial stability and reliability. Guggenheim is not obliged to merely get the lowest price or commission, rather, the transaction must represent the best qualitative execution for the account. However, Guggenheim will monitor its use of certain brokers in the event a client provides guidelines with respect to transacting only with certain brokers.

The result is that best execution cannot always be measured by a comparison of quotes provided by multiple potential counterparties because in some cases there is only one, if any, counter-party which makes a market in the security in question. In such situations, the head trader will use best effort to obtain the best execution from such counterparty.

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Compensation

3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
--	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
--	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal pays Guggenheim a fee based on the assets under management of the managed portfolio as set forth in an investment sub-advisory agreement between Guggenheim and Principal. Guggenheim pays its investment professionals out of its total revenues and other sources, including the sub-advisory fees earned with respect to the portfolio. Guggenheim Portfolio Managers' compensation consists of the following elements: (i) Base Salary: the Portfolio Managers are paid a fixed base salary by Guggenheim, which is set at a level determined to be appropriate based upon the individual's experience and responsibilities; and (ii) Annual Bonus: the portfolio managers are paid a discretionary annual bonus by Guggenheim, which is based on the overall performance and profitability of Guggenheim, but not on performance of the portfolio or other accounts managed by the Portfolio Managers. The Portfolio Managers also participate in benefit plans (e.g., health, dental, life) and programs generally available to all employees of the Guggenheim.

Ownership of Securities

4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

	Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by
Portfolio Manager	(list each fund on its own line)	the Portfolio Manager
Patrick Mitchell	Global Diversified Income Fund	None
Richard Lindquist	Global Diversified Income Fund	None

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Sub-Advisor: Principal Real Estate Investors, LLC

On or about October 1, 2009, add the following information to the Other Accounts Managed and Ownership of Securities tables (the information is as of as of August 31, 2009):

	Other Accounts Managed
			Number of	Total Assets of the
			Accounts that	Accounts that base
	Total	Total Assets in	base the	the Advisory Fee on
	Number of	the Accounts	Advisory Fee on	Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Marc Peterson: Global Diversified		736 million	0	0
Income Fund
Registered investment companies
Other pooled investment vehicles	1	51.2 million
Other accounts	7	684.8 million

Ownership of Securities

Dollar Range of Securities
	Funds Managed by Portfolio Manager	Owned by the Portfolio
Portfolio Manager	(list each fund on its own line)	Manager
Marc Peterson	Global Diversified Income Fund	none

On or about October 1, 2009, add the following:
Sub-Advisor: Thompson, Siegel & Walmsley LLC (“TS&W”)

This information is as of 6/30/09.

	Other Accounts Managed*
			Number of	Total Assets of the
		Total Assets	Accounts that	Accounts that base
	Total	in the	base the	the Advisory Fee on
	Number of	Accounts (in	Advisory Fee on	Performance
	Accounts	$ millions)	Performance	(in $ millions)
Charles J. Wittmann (Chip), CFA
LargeCap Value Fund I	32	1,000.2	N/A	N/A
Registered investment companies	1	13.7	N/A	N/A
Other pooled investment vehicles	1	2.6	N/A	N/A
Other accounts	30	983.9	N/A	N/A

John S. Pickler (Jack), CFA
LargeCap Value Fund I	50	1,509.8	N/A	N/A
Registered investment companies	1	169.5	N/A	N/A
Other pooled investment vehicles	1	5.6	N/A	N/A
Other accounts	48	1,334.7	N/A	N/A

Horace P. Whitworth, CFA
LargeCap Value Fund I	27	965.9	N/A	N/A
Registered investment companies	N/A	N/A	N/A	N/A
Other pooled investment vehicles	N/A	N/A	N/A	N/A
Other accounts	27	965.9	N/A	N/A

* As strategies at TS&W are managed by portfolio teams, accounts and assets may be accounted for more than once.

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Conflicts of Interest

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

As an investment adviser and fiduciary, TS&W owes its clients an undivided duty of loyalty. TS&W recognizes that conflicts of interest are inherent in their business and accordingly have developed policies and procedures reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts. Conflicts of interest that may arise in the managing the Fund’s investments, on the one hand, and the portfolios of TS&W’s other clients and/or accounts on the other include:

  Portfolio managers’ time and attention. Portfolio managers responsible for more than one investment strategy inherently means there may be competing interests for the portfolio manager’s time and attention. TS&W seeks to mitigate such competing interests by having portfolio manager’s focus on specific strategies all of which use the four-factor screening process.
  Allocation of investment opportunities. At times it is possible for identical securities to be held by more than one investment strategy. However, both positions taken in the same security and length of time that any one strategy may hold that security may vary depending on each portfolio management team. If a portfolio management team(s) identifies an investment opportunity that may be suitable for more than one portfolio or account, the portfolio management team(s) may not be able to take full advantage of that opportunity due to a partial allocation of purchase or sale orders across all eligible portfolios and accounts. TS&W seeks to mitigate this potential conflict by pre-qualifying eligible securities to ensure adequate liquidity although, in the case of partial executions, procedures are in place for allocating portfolio transactions across multiple accounts on an equitable basis.
  Side-by-side management. TS&W manages both long only strategies and alternative products that take long and short positions. Potential conflicts exist because the alternative products can own identical securities as TS&W’s long only strategies and may short, in certain instances, securities held in long only strategies. To mitigate these conflicts TS&W has procedures to monitor trading to ensure equity among all client accounts. Specifically, long positions taken in TS&W’s long only strategies may also be taken by all of the alternative strategies. Such trades are monitored to ensure no “front running” by the alternative products which may have incentive fees. The two alternative products based on the four factor screening process are prohibited from shorting of securities held in the firm’s primary long only strategies. One of TS&W’s alternative products, not managed by the four factor screening process, may short securities held in other long only strategies as long as the issuer’s common equity exceeds $10 billion in market capitalization.
  Incentive performance fees. TS&W recognizes conflicts of interest associated with managing accounts with different fee structures. Accounts with performance based fee structures may create inherent pressure to allocate investment opportunities having a greater potential for higher returns to those accounts with higher performance based fees. TS&W’s Code of Ethics emphasizes a strict policy prohibiting portfolio managers from placing the investment interests of one account or group of accounts above the investment interests of any other account or group of accounts. TS&W has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis.

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Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
--	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
--	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation for the TS&W Portfolio Managers of the Fund and all key investment team members is comprised of a base salary and annual discretionary performance bonus that is based on the overall success of the firm, an individual’s responsibility and his/her performance versus expectations and client objectives. The level of salary and discretionary bonus is based on each associates overall contribution to achieving client objectives and success of TS&W. For the Portfolio Managers of the Fund the criteria includes investment results during all relevant time periods, investment research, demonstration of TS&W core values, and long term impact on firm’s economics. TS&W’s Equity Plan provides key employees the opportunity to purchase equity interest in TS&W and facilitate the awarding of equity interest as a component of long-term incentive compensation. The Equity Plan has 25 participants including the Portfolio Managers. The Equity Plan participants are committed to the long term success of TS&W and accept non-compete and non-solicit provisions for the benefit of TS&W’s clients. TS&W’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards that can exceed base salary. Additionally, there is a qualified profit sharing plan, insurance benefits for health, life, and disability and a medical reimbursement plan.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

		Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by
Portfolio Manager	(list each fund on its own line)	the Portfolio Manager
Charles J. Wittmanm	LargeCap Value Fund I	0
John S. Pickler	LargeCap Value Fund I	0
Horace P. Whitworth	LargeCap Value Fund I	0

11

On or about September 23, 2009, add the following:
Sub-Advisor: Tortoise Capital Advisors, L.L.C.

This information is as of July 31, 2009.
	Other Accounts Managed
			Number of	Total Assets of the
			Accounts that	Accounts that base
	Total	Total Assets in	base the	the Advisory Fee
	Number of	the Accounts (in	Advisory Fee on	on Performance
	Accounts	$ millions)	Performance	(in $ millions)
H. Kevin Birzer
Global Diversified Income Fund
Registered investment companies	6	1,757,517,843	0	--
Other pooled investment vehicles	1	82,750,257	1	82,750,257
Other accounts	242	558,670,972	0	--

Zachary A. Hamel
Global Diversified Income Fund
Registered investment companies	6	1,757,517,843	0	--
Other pooled investment vehicles	3	146,807,158	1	82,750,257
Other accounts	259	1,901,871,306	0	--

Kenneth P. Malvey
Global Diversified Income Fund
Registered investment companies	6	1,757,517,843	0	--
Other pooled investment vehicles	3	146,807,158	1	82,750,257
Other accounts	259	1,901,871,306	0	--

Terry C. Matlack
Global Diversified Income Fund
Registered investment companies	6	1,757,517,843	0	--
Other pooled investment vehicles	1	82,750,257	1	82,750,257
Other accounts	242	558,670,972	0	--

David J. Schulte
Global Diversified Income Fund
Registered investment companies	6	1,757,517,843	0	--
Other pooled investment vehicles	1	82,750,257	1	82,750,257
Other accounts	242	558,670,972	0	--

Conflicts of Interest

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Conflicts of interest may arise from the fact that Tortoise carries on substantial investment activities for other clients, in which the Fund has no interest, some of which may have investment strategies similar to the Fund. Tortoise may have financial incentives to favor certain of such accounts over the Fund. For example, Tortoise may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay Tortoise an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments

12

to such funds and other clients in an effort to increase the incentive fee. Tortoise also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to Tortoise by that other fund. Any of Tortoise’s proprietary accounts and other customer accounts may compete with the Fund for specific trades. Tortoise may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, the Fund’s objectives. Tortoise has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by Tortoise seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith, fair and equitable basis by Tortoise in its discretion and in accordance with the client’s various investment objectives and Tortoise’s procedures. In some cases, this system may adversely affect the price or size of the position the Fund may obtain or sell. In other cases, the Fund’s ability to participate in volume transactions may produce better execution for the Fund. When possible, Tortoise combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, Tortoise considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time.

     Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by Tortoise for its other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; or (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position.

     To the extent that Tortoise sources and structures private investments in MLPs, certain employees of Tortoise may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an MLP about which Tortoise has material, non-public information; however, it is Tortoise’s intention to ensure that any material, non-public information available to certain employees of Tortoise is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Fund’s investment opportunities also may be limited by affiliations of Tortoise or its affiliates with energy infrastructure companies.

     Tortoise permits its employees to engage in personal securities transactions. Personal securities transactions by an employee may raise a potential conflict of interest if an employee trades in a security that is considered for purchase or sale by a client. Tortoise has adopted a Code of Ethics designed to ensure that those persons at Tortoise who are responsible for developing or implementing Tortoise’s investment advice or who provide the investment advice to clients are not able to act thereon to the disadvantage of clients. The Code of Ethics further prohibits Tortoise’s personnel from using any material non-public information in securities trading.

     Under the Code of Ethics, personnel of Tortoise are prohibited from using for their profit any knowledge of portfolio transactions made or contemplated for any client or otherwise engage in fraudulent conduct in connection with the purchase or sale of a security sold or acquired by a client. Further, personnel are prohibited from taking advantage of an opportunity of any client for personal benefit, or taking any action inconsistent with the fiduciary obligations of Tortoise, and personnel must avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so,

13

how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of Tortoise and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus and awards of common interests in Tortoise’s parent company based on Tortoise’s earnings and the satisfaction of certain other conditions. The earnings of Tortoise will generally increase as the aggregate assets under Tortoise’s management increases, including any increase in the value of the assets of the Fund. However, the compensation of portfolio managers is not directly tied to the performance of the Fund’s portfolio or any other client portfolios. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own equity interests in Tortoise’s parent company, and each thus benefits from increases in the net income of Tortoise.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by
Portfolio Manager	(list each fund on its own line)	the Portfolio Manager
H. Kevin Birzer	Global Diversified Income Fund	None
Zachary A. Hamel	Global Diversified Income Fund	None
Kenneth P. Malvey	Global Diversified Income Fund	None
Terry C. Matlack	Global Diversified Income Fund	None
David J. Schulte	Global Diversified Income Fund	None

APPENDIX B – PROXY VOTING POLICIES

Add the following to Appendix B

14

CLEARBRIDGE ADVISORS
PROXY VOTING POLICIES AND PROCEDURES

AMENDED AND RESTATED AS OF MARCH 31, 2009

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

II.	GENERAL GUIDELINES

III.	HOW CLEARBRIDGE VOTES

IV.	CONFLICTS OF INTEREST

	(1)	Procedures for Identifying Conflicts of Interest

	(2)	Procedures for Assessing Materiality of Conflicts of Interest and for
Addressing Material Conflicts of Interest

	(3)	Third Party Proxy Voting Firm – Conflicts of Interest

V.	VOTING POLICY

	(1)	Election of Directors

	(2)	Proxy Contests

	(3)	Auditors

	(4)	Proxy Contest Defenses

	(5)	Tender Offer Defenses

	(6)	Miscellaneous Governance Provisions

	(7)	Capital Structure

	(8)	Executive and Director Compensation

	(9)	State of Incorporation

	(10)	Mergers and Corporate Restructuring

	(11)	Social and Environmental Issues

	(12)	Miscellaneous

VI.	OTHER CONSIDERATIONS

	(1)	Share Blocking

	(2)	Securities on Loan

VII.	DISCLOSURE OF PROXY VOTING

VIII.	RECORDKEEPING AND OVERSIGHT

CLEARBRIDGE ADVISORS’[1]
Proxy Voting Policies and Procedures

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a

________________________________________-

1 These policies and procedures pertain to ClearBridge Advisors, LLC and ClearBridge Asset Management Inc (collectively, “ClearBridge”).

matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

(1)	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

	A.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit , and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

	B.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s annual revenues.

	C.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

	D.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by
ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

(2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing
Material Conflicts of Interest

	A.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy
Committee is comprised of such ClearBridge personnel (and others, at
ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

	B.	All conflicts of interest identified pursuant to the procedures outlined in Section
IV. (1) must be brought to the attention of the Proxy Committee for resolution.
A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy
Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

	C.	The Proxy Committee will determine whether a conflict of interest is material.
A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence,
ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the
Proxy Committee will be maintained.

	D.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

	E.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.
Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii.	suggesting to clients that they engage another party to vote the proxy on their behalf;

iii.	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

(3) Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)	Election of Directors

A. Voting on Director Nominees in Uncontested Elections.

1. We withhold our vote from a director nominee who:
(a) attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

__________________________________________-

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

        (b) were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

        (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

        (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

        (e) is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

    2. We vote for all other director nominees.

B. Chairman and CEO is the Same Person.

     We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

• Designation of a lead director

• Majority of independent directors (supermajority)

• All independent key committees

• Size of the company (based on market capitalization)

• Established governance guidelines

• Company performance

C. Majority of Independent Directors

1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

		2.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

	D.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

	E.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

	F.	Director and Officer Indemnification and Liability Protection

		1.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

		2.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

		3.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

		4.	We vote for only those proposals that provide such expanded coverage noted
in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

	G.	Director Qualifications

		1.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

		2.	We vote against shareholder proposals requiring two candidates per board seat.

(2)	Proxy Contests

	A.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.
Considerations include: chronology of events leading up to the proxy contest;
qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

	B.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)	Auditors

	A.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

	B.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

	C.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

	D.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

(4)	Proxy Contest Defenses

	A.	Board Structure: Staggered vs. Annual Elections

		1.	We vote against proposals to classify the board.

		2.	We vote for proposals to repeal classified boards and to elect all directors annually.

	B.		Shareholder Ability to Remove Directors

		1.	We vote against proposals that provide that directors may be removed only for cause.

		2.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

		3.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

		4.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

	C.	Cumulative Voting

		1.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

		2.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

		3.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

	D.	Majority Voting

		1.	We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

E.	Shareholder Ability to Call Special Meetings

	1.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

	2.	We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

F. Shareholder Ability to Act by Written Consent

	1.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

	2.	We vote for proposals to allow or make easier shareholder action by written consent.

G.	Shareholder Ability to Alter the Size of the Board

	1.	We vote for proposals that seek to fix the size of the board.

	2.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

H.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

I.	Amendment of By-Laws

	1.	We vote against proposals giving the board exclusive authority to amend the by-laws.

	2.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

J.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting
Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

• shareholder rights are protected;
• there is negligible or positive impact on shareholder value;
• management provides adequate reasons for the amendments; and
• the company is required to do so by law (if applicable).

(5)	Tender Offer Defenses

	A.	Poison Pills

		1.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

		2.	We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

		3.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

	B.	Fair Price Provisions

		1.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

		2.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

	C.	Greenmail

		1.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

		2.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

	D.	Unequal Voting Rights

		1.	We vote against dual class exchange offers.

		2.	We vote against dual class re-capitalization.

	E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

		1.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

		2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

	F.	Supermajority Shareholder Vote Requirement to Approve Mergers

		1.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

		2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

	G.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)	Miscellaneous Governance Provisions

	A.	Confidential Voting

		1.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

		2.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

	B.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

	C.	Bundled Proposals

We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.
If the combined effect is positive, we support such proposals.

	D.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

	E.	Other Business

We vote for proposals that seek to bring forth other business matters.

	F.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

	G.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7)	Capital Structure

	A.	Common Stock Authorization

		1.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph
2 below.

		2.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

			a)	Company has already issued a certain percentage (i.e. greater than 50%)
of the company's allotment.

			b)	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

	3.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

B.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.	Blank Check Preferred Stock

	1.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

	2.	We vote for proposals to create “declawed” blank check preferred stock
(stock that cannot be used as a takeover defense).

	3.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

	4.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

E.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

	1.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

		a)	Size of the Company.

		b)	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

	c)	Percentage of the rights offering (rule of thumb less than 5%).

2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

G.		Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.
Generally, we approve proposals that facilitate debt restructuring.

H.		Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.		Dual-Class Stock

We vote for proposals to create a new class of nonvoting or subvoting common stock if:

	•	It is intended for financing purposes with minimal or no dilution to current shareholders
	•	It is not designed to preserve the voting power of an insider or significant shareholder

J.		Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K.		Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

L.	Financing Plans
We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.	OBRA-Related Compensation Proposals
	1.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features
We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
	2.	Amendments to Added Performance-Based Goals
We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.
	3.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA
We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.
	4.	Approval of Cash or Cash-and-Stock Bonus Plans
We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.
B.	Expensing of Options
	We	vote for proposals to expense stock options on financial statements.

C.	Index Stock Options
	We	vote on a case by case basis with respect to proposals seeking to index stock
	options.	Considerations include whether the issuer expenses stock options on its
	financial	statements and whether the issuer’s compensation committee is
	comprised	solely of independent directors.
D.	Shareholder Proposals to Limit Executive and Director Pay
	1.	We vote on a case-by-case basis on all shareholder proposals that seek disclosure of executive and director pay information.
include: cost and form of disclosure. We vote for such
if additional disclosure is relevant to shareholder’s needs and would put the company at a competitive disadvantage relative to its industry.
	2.	We vote on a case-by-case basis on all other shareholder proposals that seek limit executive and director pay.
have a policy of voting to reasonably limit the level of options and other compensation arrangements available to management to
limit shareholder dilution and management compensation. For
and equity-based compensation arrangements, we vote FOR
or amendments that would result in the available awards being than 10% of fully diluted outstanding shares (i.e. if the combined total shares, common share equivalents and options available to be awarded all current and proposed compensation plans is less than 10% of fully shares). In the event the available awards exceed the 10% threshold, would also consider the % relative to the common practice of its specific
(e.g. technology firms). Other considerations would include, limitation, the following:
Compensation committee comprised of independent outside directors
Maximum award limits
Repricing without shareholder approval prohibited
E.	Golden Parachutes
	1.	We vote for shareholder proposals to have golden parachutes submitted for ratification.
	2.	We vote on a case-by-case basis on all proposals to ratify or cancel golden
Considerations include: the amount should not exceed 3 times base salary plus guaranteed benefits; golden parachute should be less than an ongoing employment opportunity with the firm.
F.	Golden Coffins

	1.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.
	2.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.
G.	Employee Stock Ownership Plans (ESOPs)
	We	vote for proposals that request shareholder approval in order to implement an
	ESOP	or to increase authorized shares for existing ESOPs, except in cases when
	the	number of shares allocated to the ESOP is "excessive" (i.e., generally greater
	than	five percent of outstanding shares).
H.	401(k) Employee Benefit Plans
	We	vote for proposals to implement a 401(k) savings plan for employees.
I.	Stock Compensation Plans
	1.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.
	2.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.
J.	Directors Retirement Plans
	1.	We vote against retirement plans for non-employee directors.
	2.	We vote for shareholder proposals to eliminate retirement plans for non- employee directors.
K.	Management Proposals to Reprice Options
	We	vote on a case-by-case basis on management proposals seeking approval to
	reprice	options. Considerations include the following:
  Historic trading patterns
  Rationale for the repricing

• Value-for-value exchange • Option vesting • Term of the option • Exercise price • Participation
	L.	Shareholder Proposals Recording Executive and Director Pay
		1.	We vote against shareholder proposals seeking to set absolute levels on or otherwise dictate the amount or form of compensation.
		2.	We vote against shareholder proposals requiring director fees be paid in stock

		3.	We vote for shareholder proposals to put option repricing to a shareholder

		4.	We vote for shareholder proposals that call for a non-binding advisory vote on pay (“say-on-pay”). Company boards would adopt a policy giving the opportunity at each annual meeting to vote on an advisory to ratify the compensation of the named executive officers set forth the proxy statement’s summary compensation table.
		5.	We vote on a case-by-case basis for all other shareholder proposals regarding and director pay, taking unto account company performance, pay versus peers, pay level versus industry, and long term corporate outlook.
(9)	State/Country of Incorporation
	A.	Voting on State Takeover Statutes
		1.	We vote for proposals to opt out of state freeze-out provisions.
		2.	We vote for proposals to opt out of state disgorgement provisions.
	B.	Voting on Re-incorporation Proposals
		We	vote on a case-by-case basis on proposals to change a company's state or
		country	of incorporation. Considerations include: reasons for re-incorporation
		(i.	e. financial, restructuring, etc); advantages/benefits for change (i.e. lower
		taxes);	compare the differences in state/country laws governing the corporation.
	C.	Control Share Acquisition Provisions
		1.	We vote against proposals to amend the charter to include control share provisions.

2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
		3.	We vote for proposals to restore voting rights to the control shares.
		4.	We vote for proposals to opt out of control share cashout statutes.
(10)	Mergers and Corporate Restructuring
	A.	Mergers and Acquisitions
		We	vote on a case-by-case basis on mergers and acquisitions. Considerations
		include:	benefits/advantages of the combined companies (i.e. economies of scale,
		operating	synergies, increase in market power/share, etc…); offer price (premium
		or	discount); change in the capital structure; impact on shareholder rights.
	B.	Corporate Restructuring
		We	vote on a case-by-case basis on corporate restructuring proposals involving
		minority	squeeze outs and leveraged buyouts. Considerations include: offer price,
		other	alternatives/offers considered and review of fairness opinions.
	C.	Spin-offs
		We	vote on a case-by-case basis on spin-offs. Considerations include the tax and
		regulatory	advantages, planned use of sale proceeds, market focus, and
		managerial	incentives.
	D.	Asset Sales
		We	vote on a case-by-case basis on asset sales. Considerations include the
		impact	on the balance sheet/working capital, value received for the asset, and
		potential	elimination of diseconomies.
	E.	Liquidations
		We	vote on a case-by-case basis on liquidations after reviewing management's
		efforts	to pursue other alternatives, appraisal value of assets, and the
		compensation	plan for executives managing the liquidation.
	F.	Appraisal Rights
		We	vote for proposals to restore, or provide shareholders with, rights of appraisal.

	G.	Changing Corporate Name
		We	vote for proposals to change the “corporate name”, unless the proposed name
		change	bears a negative connotation.
	H.	Conversion of Securities
		We	vote on a case-by-case basis on proposals regarding conversion of securities.
		Considerations	include the dilution to existing shareholders, the conversion price
		relative	to market value, financial issues, control issues, termination penalties, and
		conflicts	of interest.
	I.	Stakeholder Provisions
		We	vote against proposals that ask the board to consider non-shareholder
		constituencies	or other non-financial effects when evaluating a merger or business combination.
(11)	Social and Environmental Issues
	A.	In general we vote on a case-by-case basis on shareholder social and
		environmental	proposals, on the basis that their impact on share value can rarely
		be	anticipated with any high degree of confidence. In most cases, however, we
		vote	for disclosure reports that seek additional information, particularly when it
		appears	the company has not adequately addressed shareholders' social and
		environmental	concerns. In determining our vote on shareholder social and
		environmental	proposals, we also analyze the following factors:
		1.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
		2.	the percentage of sales, assets and earnings affected;
		3.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
		4.	whether the issues presented should be dealt with through government or company-specific action;
		5.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;
		6.	whether the company's analysis and voting recommendation to shareholders is persuasive;

7. what other companies have done in response to the issue;
8. whether the proposal itself is well framed and reasonable;
9. whether implementation of the proposal would achieve the objectives sought in the proposal; and
		10.	whether the subject of the proposal is best left to the discretion of the board.
	B.	Among the social and environmental issues to which we apply this analysis are
		the	following:
		1.	Energy and Environment
		2.	Equal Employment Opportunity and Discrimination
		3.	Product Integrity and Marketing
		4.	Human Resources Issues
(12)	Miscellaneous
	A.	Charitable Contributions
		We	vote against proposals to eliminate, direct or otherwise restrict charitable contributions.
	B.	Operational Items
		1.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
		2.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
		3.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).
		4.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
		5.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

We vote against proposals to approve other business when it appears as voting item.
C.	Routine Agenda Items
some markets, shareholders are routinely asked to approve:
the opening of the shareholder meeting
that the meeting has been convened under local regulatory requirements the presence of a quorum
the agenda for the shareholder meeting
the election of the chair of the meeting
regulatory filings
the allowance of questions
the publication of minutes
the closing of the shareholder meeting
generally vote for these and similar routine management proposals.
D.	Allocation of Income and Dividends
generally vote for management proposals concerning allocation of income the distribution of dividends, unless the amount of the distribution is and unusually small or large.
E.	Stock (Scrip) Dividend Alternatives
We vote for most stock (scrip) dividend proposals.
We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1) Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

  a copy of these policies and procedures;
  a copy of each proxy form (as voted);
  a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
  documentation relating to the identification and resolution of conflicts of interest;
  any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
  a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Guggenheim Investment Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction/Purpose

Guggenheim Investment Management, LLC (“GIM”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how GIM votes proxies with respect to certain securities held in accounts of its clients.

II. Proxy Voting Responsibilities

The portfolio managers, under the auspices of the Head Trader (“Head Trader”), shall be responsible for evaluating and voting proxies in accordance with these Proxy Policies. The portfolio manager, in consultation with the Head Trader, shall be responsible for identifying any material conflicts of interest on the part of GIM or its personnel that may affect particular proxy votes and resolving any material conflicts identified. The operations director and the Head Trader are responsible for administering, overseeing and recommending updates to these Proxy Policies as may be appropriate from time to time.

In addition, the operations director and the Head Trader (in consultation with the Chief Compliance Officer (“CCO”) or senior management of GIM, as may be necessary) shall be responsible for: assisting portfolio managers in analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below; and making and keeping all required records with respect to proxies voted by GIM.

III. Proxy Guidelines

Generally, GIM will vote proxies in manner which it believes is in the best interests of its clients.

IV. Conflicts of Interest

GIM recognizes that there may be a potential conflict of interest when it votes a proxy. To that end, GIM has implemented these additional procedures to address certain votes that may be may be subject to a material conflict of interest, including: (a) evaluating the nature of GIM’s and its employees’ material business and personal relationships (and those of its affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (b) prohibiting employees involved in the decision making process or vote administration from revealing how GIM intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, reviewing its proposed vote by applying a series of

August 2009

objective tests and, where necessary, considering the views of a third party research service.

In circumstances in which GIM considers the recommendation of third party research services, the operations director will take reasonable steps to verify that the third party research service is in fact independent, based on all of the relevant facts and circumstances. This includes among other things, analyzing whether the third party research service: (a) has the capacity and competency to adequately analyze the specific proxy issues; and (b) can make such recommendations in an impartial manner and in the best interests of GIM’s clients.

V. When GIM May Not Vote Proxies

GIM may abstain from voting proxies in certain circumstances, including situations where: (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; (c) GIM concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client; or (d) if, in the opinion of GIM, insufficient information is provided regarding the proposal.

VI. Proxies of Certain Non-U.S. Issuers

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent GIM from voting such proxies. For example, GIM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require GIM to provide local agents with power of attorney prior to implementing GIM’s voting instructions. Although it is GIM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

VII. Proxy Voting Records

Clients may obtain information about how GIM voted proxies on their behalf by contacting their GIM administrative representative. Alternatively, clients may make a written request for proxy voting information to: Chief Compliance Officer, Guggenheim Investment Management, LLC, 135 East 57th Street, New York, NY 10022.

VIII. Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, GIM will maintain the following records: (a) a copy of these Proxy Policies, as they may be amended from time to time; (b) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system; (c) a record of each proxy vote cast on behalf of its clients; (d) a copy of internal documents created by GIM that were material to making the decision how to vote proxies on behalf of its clients; and (e) each written client request for information on how

August 2009

GIM voted proxies on behalf of the client and all written responses by GIM to oral or written client requests for such proxy voting information.

IX. Policy Summary

GIM will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary. A copy of these materials will be provided promptly to clients on request.

August 2009

TORTOISE CAPITAL ADVISORS, L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

1. Introduction

     Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing, the Adviser does not vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

     In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2.	General
	a.	Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.
	b.	In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.

c.	The Investment Committee of the Adviser, or a Manager of the Adviser
designated by the Investment Committee as listed on Exhibit A hereto, is responsible for monitoring Adviser’s proxy voting actions and ensuring that
(i) proxies are received and forwarded to the appropriate decision makers; and
(ii) proxies are voted in a timely manner upon receipt of voting instructions. The
Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.	The Investment Committee of the Adviser, or a Manager of the Adviser
designated by the Investment Committee as listed on Exhibit A hereto, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships;
(ii) other potential material business relationships; and (iii) material personal and family relationships.

e.	All decisions regarding proxy voting shall be determined by the Investment
Committee of the Adviser, or a Manager of the Adviser designated by the
Investment Committee, and shall be executed by a Manager of the Adviser or, if the proxy may be voted electronically, electronically voted by a Manager of the
Adviser or his designee, including any of the individuals listed on Exhibit A hereto. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. Conflicts of Interest

     The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

  A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.
  An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.
  The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

     This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.

     If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4. Recordkeeping

     The Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, is responsible for maintaining the following records:

  proxy voting policies and procedures;
  proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);
  records of votes cast and abstentions; and
  any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

3

Exhibit A

Manager of the Adviser Designated by Investment Committee

Zach Hamel

Designees for Electronic Voting of Proxies

Zach Hamel

Kyle Krueger

Rob Thummel

Matt Sallee

Cameron Addington

4

PROXY VOTING POLICY

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of RiskMetrics Group (RMG). RMG is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, RMG serves more than 1,700 institutions. RMG’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. RMG provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of RMG’s standard voting guidelines which include:

•	Operational Issues	•	Corporate Responsibility
•	Board of Directors		•	Consumer Issues and Public Safety
•	Proxy Contests		•	Environment and Energy
•	Anti-takeover Defenses and Voting Related Issues		•	General Corporate Issues
•	Mergers and Corporate Restructurings		•	Labor Standards and Human Rights
•	State of Incorporation		•	Military Business
•	Capital Structure		•	Workplace Diversity
•	Executive & Director Compensation	•	Mutual Fund Proxies
• Equity Compensation Plans
	•	Specific Treatment of Certain Award Types in Equity Plan Evaluations
• Other Compensation Proposals & Policies
• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring RMG’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, RMG may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and RMG will examine each issue solely from an economic perspective.

  A complete summary of RMG’s voting guidelines, domestic & foreign, are available at: www.riskmetrics.com/sites/default/files/RMG2009SummaryGuidelinesUnitedStates

Conflicts of Interest

  Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a

6806 Paragon Place, Suite 300 ƒPO Box 6883 ƒRichmond, VA 23230 ƒTel: 804.353.4500 ƒFax .804.355.9410 ƒ www.tswinvest.com A Member of the Old Mutual Group spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct RMG to vote using RMG’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

  Upon timely receipt of proxy materials, RMG will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.
  The Proxy Coordinator will monitor the voting process at RMG via Governance Analytics website (RMG’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with RMG.
  For proxies not received at RMG, TS&W and RMG will make a best efforts attempt to receive ballots from the clients’ custodian.
  TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.
  Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Governance Analytics website and via email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.
  All proxies are voted solely in the best interest of clients.
  Proactive communication takes place via regular meetings with RMG’s Client Relations Team.

Practical Limitations Relating to Proxy Voting

While TS&W makes a best effort to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

  Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder,
  Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.
  Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.
  Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports

  The proxy information is maintained by RMG. on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.
  Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

Compliance approved - Rev. 05/19/2009